Filed Pursuant to Rule 497(k)

Registration No. 333-141582

GABELLI 787 FUND, INC.

GABELLI ENTERPRISE MERGERS & ACQUISITIONS FUND

Supplement dated March 31, 2026

to

Summary Prospectus dated January 28, 2026

This supplement amends certain information in the Summary Prospectus (the “Summary Prospectus”), dated January 28, 2026, of Gabelli Enterprise Mergers and Acquisitions Fund (the “Fund”). Unless otherwise indicated, all other information included in the Prospectus and SAI, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Summary Prospectus.

The following paragraphs replace the disclosure in the Summary Prospectus sub-section entitled “The Portfolio Manager” beginning on page 7:

The Portfolio Managers. Mario J. Gabelli, CFA, Kevin V. Dreyer, and Willis Brucker are primarily responsible for the day-to-day management of the Fund. Mr. Gabelli has served as portfolio manager of the Fund since its inception on February 28, 2001, and Messrs. Dreyer and Brucker have served as portfolio managers of the Fund since March 2026.

The investment team assists in developing and executing the Fund’s investment strategy and includes Salvatore Muoio, Gustavo Pifano, and Paul Young.

The members of the investment team may take on primary responsibility for the day-to-day management of the Fund in place of or in addition to the named portfolio managers, and are subject to change from time to time, in the judgment and at the discretion of the Adviser.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE